Exhibit 24

			Power of Attorney

	The undersigned, a member of the Board of Directors of Five Prime Therapeutics,
Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints each of Marc Belsky and Francis Sarena, for so long as each such person is an employee of the Company, and Laura Berezin, for so long as she is a partner of a law firm representing the Company, the undersigned's true and lawful attorney-in-fact, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, to:

	1. Prepare, complete and execute Forms 3, 4 and 5 under the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and other forms and all amendments thereto on the undersigned's behalf as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the
Exchange Act and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's beneficial ownership of securities of the Company or changes in such beneficial ownership;
and

	2. Do all acts necessary to file such forms and amendments with the Securities and Exchange Commission, any securities exchange or national association, the
Company and such other persons or agencies as the attorney-in-fact shall deem appropriate.

	The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with or liability under Section 16 of the Exchange Act or any rules and regulations promulgated thereunder or any successor laws and regulations.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, or 5 with respect to the undersigned's beneficial ownership of securities of the Company or changes in such beneficial ownership, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

	The undersigned has executed this Power of Attorney effective as of May 10,
2017.

/s/ Garry Nicholson
Garry Nicholson